EXECUTION COPY

SECOND AMENDMENT TO FORBEARANCE AGREEMENT, LIMITED WAIVER AND
CONDITIONAL AGREEMENT TO AMEND THE LOAN DOCUMENTS

     SECOND AMENDMENT TO FORBEARANCE AGREEMENT AND CONDITIONAL AGREEMENT TO AMEND THE LOAN DOCUMENTS (this “Amendment”) dated as of February 2, 2004 by and among Atlas Freighter Leasing III, Inc., a Delaware corporation (“AFL III”), Atlas Air, Inc., a Delaware corporation (the “Company”), Atlas Air Worldwide Holdings, Inc., a Delaware corporation (“Holdings”), the financial institutions listed on the signature pages hereof (the “Lenders”) and Deutsche Bank Trust Company Americas, as administrative agent for the Lenders (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

     WHEREAS, (i) AFL III, the Lenders and the Administrative Agent are party to that certain Credit Agreement dated as of April 25, 2000 (as amended, modified or supplemented from time to time, the “Credit Agreement”), (ii) AFL III, as lessor and the Company, as lessee are parties to twelve Lease Agreements, dated as of April 25, 2000, two Lease Agreements dated as of August 12, 2002 and one Lease Agreement dated as August 13, 2002 (in each case, as amended, modified, or supplemented from time to time prior to the date hereof, collectively, the “Leases” and each a “Lease”) and (iii) AFL III, the Company, Holdings, the Lenders and the Administrative Agent are party to the Forbearance Agreement and Conditional Agreement to Amend the Loan Documents dated as of July 3, 2003 (as amended, modified or supplemented from time to time, the “Forbearance Agreement”); and

     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Forbearance Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. Section 1(c) of the Forbearance Agreement is hereby amended by deleting the text “February 3, 2004” in clause (i) of the first sentence of said Section, which is defined as the “Outside Date” and replacing such text with the text “the date occurring which is the earlier of (x) 180 days after January 30, 2004, (y) the effective date of the Restructured Loan Documents (as defined below) upon or following the date of confirmation of a plan of reorganization in the chapter 11 cases of Holdings, the Company and certain of their affiliates pending in the United States Bankruptcy Court for the Southern District of Florida, case no. 04-1079 (jointly administered) and (z) the date on which the Consent and Lock Up Agreement (as defined below) is terminated”. For the purposes of this Amendment the “Consent and Lock Up Agreement” shall mean the Consent and Lock Up Agreement, dated February 2, 2004, among AFL III, the Company, the Lenders party thereto and the Administrative Agent, as the same may be amended, modified or supplemented from time to time, and “Restructured Loan Documents” and “Term Sheet” shall have the meaning given such terms in the Consent and Lock Up Agreement.

     2. This Amendment shall become effective on the date (the “Amendment Effective Date”) when Holdings, the Company, AFL III and the Requisite Lenders have signed a counterpart hereof (whether the same or different counterparts) and have delivered (including by way of facsimile) the same to the Administrative Agent.

     3. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company, Holdings and AFL III (collectively, the “Loan Parties”) hereby represent and warrant to the Administrative Agent and each Lender that on the Amendment Effective Date, after giving effect to this Amendment, (i) no Agreement Event of Default under the Forbearance Agreement shall exist and be continuing, other than with respect to (x) payments to the holders of the obligations under the Pass Through Trust Agreements in an amount equal to approximately $85,000,000 and (y) lease and other payments in an amount equal to approximately $8,500,000 in contravention of the payment moratorium established by Holdings pursuant to the Program, in each case in contravention of subclause (iv) of the first sentence of Section 1(c) of the Forbearance Agreement and (ii) all of the representations and warranties contained in the Forbearance Agreement shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specified date).

     4. In consideration of the Administrative Agent’s and each Lender’s execution of this Amendment, each Loan Party unconditionally and irrevocably acquits and fully forever releases and discharges each Lender and the Administrative Agent and all affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the “Releasees”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such Loan Party ever had or now has against any of the Releasees and which may have arisen at any time prior to the date hereof and which were in any manner related to this Amendment, the Forbearance Agreement, the Credit Agreement, any other Loan Document or related documents, instruments or agreements or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the “Released Claims”). Each Loan Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims.

     5. AFL III agrees and acknowledges that all Obligations under the Credit Agreement are owed by it subject to no defense, set-off right or counterclaim, and each Loan Party agrees that each of the Loan Documents to which it is a party is valid and enforceable by the Lenders and the Administrative Agent against such Loan Party. Each Loan Party hereby reaffirms all of its obligations under each of the Loan Documents to which it is a party. Each Loan Party agrees that it shall not dispute the validity or enforceability of the Loan Documents, any of its obligations thereunder, or the validity, priority, enforceability or extent of the Administrative Agent’s Lien against any item of collateral described in the Loan Documents, in any judicial, administrative or other proceeding.

     6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

     7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     8. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver, or modification of any other term or condition of the Term Sheet, the Forbearance Agreement, the Credit Agreement, any other Loan Document, or any of the instruments or agreements referred to therein, or prejudice any other right or rights that the Administrative Agent, the Lenders, or any of them may now have or may have in the future under or in connection with the Term Sheet, the Forbearance Agreement, the Credit Agreement, any other Loan Document, or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Forbearance Agreement shall continue in full force and effect. Each Loan Party agrees that none of the parties hereto has any obligation whatsoever to grant any additional amendments, waivers, extensions or forbearances. From and after the Amendment Effective Date, all references in the Forbearance Agreement shall be deemed to be references to the Forbearance Agreement as modified hereby.

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     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first written above.

ATLAS FREIGHTER LEASING III, INC.

By:

Name:
Title:

ATLAS AIR, INC.

By:

Name:
Title:

ATLAS AIR WORLDWIDE HOLDINGS, INC.

By:

Name:
Title: